Q&A Q1 Transcript

0:03: Hi all, thanks for tuning in to our Q1 2025 earnings report.
0:08: Today we have Manoj, our largest shareholder who's gonna also be joining me.
0:12: But before we get into it, let's hit with a couple of highlights.
0:15: Q1 revenue $31.8 million income from.
0:19: Continuing operation $4 million.
0:22: We had a $12.7 million loss last year, so that's nearly a $17 million swing.
0:28: We're going to be offering guidance for the first time.
0:31: Our revenue guidance for Q2 is $40 to $45 million and our income from continuing operations is between $9.11 million dollars for Q2.
0:42: As we continue to execute, we'll continue to share more.
0:45: So we have Manoj here with us today.
0:47: Manoj, thank you so much for joining us.
0:49: Like I said, our largest shareholder.
0:51: Here's the first question.
0:53: It's a good one.
0:54: I only care about the stock price.
0:56: Tell me, where do you think the stock price is going?
0:58: Well, as a shareholder, I, my expectation is that the stock price either sometimes at the end of the year or the beginning of next will go to $12 and I expect, in the next couple of years to at least go to $20.
1:12: , from all that I see, that's really doable.
1:17: All right, so as a follow up that, why do you think arena is a growth stock?
1:21: What Arena has done is make it sort of democratic, where if writers write an audience, the readers say, we, you know, we like this right, this stuff that they're writing.
1:35: The writers get paid based on how many people read the article.
1:38: Now it sounds great in theory, but the good part is it's working.
1:42: We have magazines that have doubled and tripled and quadrupled in very short periods of time.
1:48: What's the plan with your M&A strategy?
1:50: Have you identified anything?
1:51: Well, let's talk about TravelHost today.
1:53: TravelHost, a brand that's been around since 1967.
1:57: , we acquired it this week and we're gonna bring the full entrepreneurial publishing model, and the competitive publishing model to it right away, and we'll be sharing over the next 60 days the progress of how it goes from migrating a site to our technology, launching it.
2:15: the team you'll get regular social updates and we expect to and hope to continue to buy really great brands that have a lot of value at great prices, and we're gonna do that without taking more debt and using cash from operations in the near term.

2:31: Yeah, I mean fortunately for us, you know, most companies when they grow they need to invest a lot of money, right?
2:39: In our case.
2:40: , the investment is really in the brands.
2:44: And And apparently brands are available for really, really ridiculously low prices because everybody's losing money.
2:52: Yeah, growth with profit that that is definitely our motto.
2:55: Another question is you guys aren't following the traditional calls and doing live calls.
2:59: Why not?
3:00: To me, as as an investor, I'm looking at, tell me what you're gonna do, right?
3:05: How are you gonna grow the stock?
3:07: How you gonna grow the company?
3:08: How are you gonna be profitable?
3:09: The rest of it is, you know, to me it's just mumbo jumbo, it doesn't matter.
3:15: So, getting down to critical questions, that's what we want.
3:19: So we want to answer those which will be relevant to an investor, not to somebody who's just asking questions to show off.
3:28: I don't see value in, in, doing live for that reason.
3:33: I think at the end of the day our business is is very straightforward we're we're making money we're spending less than what it costs to run the business we have a really good model you can't get a better answer than what we're giving you here today.
3:47: I think looking at the competitors and seeing other than that they're.
3:50: Generally not doing very well across the media spaces I think you learn more about what not to do than what to do today.
3:57: We're creating a business that that is very responsible with the resources that we have.
4:01: Paul, I think it's even more fundamental than wasting money to me it's really more about serving the customers for us that's a it's the oldest apparently a unique proposition in the publishing space.
4:15: So that's That's our advantage and those guys will not change.
4:19: Great that that wraps up with this portion of question and answer, so I wanna just thank everybody else, congratulate the whole team, at, at Arena for a great Q1, and the trends that we've set and the guidance we've offered for, for Q2, we've never been, you know, performed better, moved more quickly.
4:36: Thank you again for joining us today and it was a pleasure to have you, Manoj.

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